SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 1, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                       333-37842                  87-0639343
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(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                      identification no.)

      2825 E. Cottonwood Parkway, Suite 500, SLC, UT          84121
      ----------------------------------------------        ----------
         (Address of principal executive offices)           (Zip code)

                                 (801) 990-3314
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 3 pages.

Item 4.01 Changes in Registrant's Certifying Accountant

         On August 1, 2005, the Company's Board of Directors elected to retain HJ & Associates, LLC ("HJ") as its independent registered public accounting firm and to dismiss Tanner LC ("Tanner"). The decision to change independent registered public accounting firm was recommended by the Company's Board of Directors. This decision was reached, in part, because Tanner had informed the Company that Tanner would not stand for reelection as the Company's auditors for the calendar December 31, 2005 year end.

         The reports of Tanner on the December 31, 2004 and 2003 financial statements of the Company, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Tanner ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B, except for the matter described in the Company's Form 8-K/A, dated May 23, 2005, related to the filing of documents without the consent of Tanner.

         The Company has authorized Tanner to respond fully to the inquiries of the Company's successor auditor and Tanner has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-B, that is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

         a. Financial statements of businesses acquired

                  Not applicable.

         b. Pro forma financial information

                  Not applicable.

         c. Exhibits

                  Number                   Description
                  ------                   -----------

                  16.1     Letter re Change in Certifying Accountants


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DENTAL PATIENT CARE AMERICA, INC.
                                                     (Registrant)




Date: August 3, 2005                          By  /s/  Michael Silva
                                                 -----------------------------
                                                 Michael Silva
                                                 Chief Executive Officer

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